UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2025

Hoyne Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-288102 (Commission File Number)	39-2556785 (I.R.S. Employer Identification No.)

810 S. Oak Park Avenue Oak Park, Illinois (Address of Principal Executive Offices)	60304 (Zip Code)

(708) 434-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 30, 2025, Hoyne Bancorp, Inc., a Delaware corporation (the “Company”), Hoyne Savings, MHC, a federally-chartered mutual holding company, Hoyne Financial Corporation, a federally-chartered stock corporation, and Hoyne Savings Bank, an Illinois-chartered stock savings bank, entered into an Agency Agreement with Keefe, Bruyette & Woods, Inc. (“KBW”), who will assist in the marketing of the Company’s common stock during its stock offering and will serve as sole manager for any syndicated community offering in connection with the pending conversion of Hoyne Savings, MHC from the mutual holding company to a stock form of organization.

For its services in the subscription offering and any community offering, KBW will receive a management fee of $35,000 and a success fee of 1.0% of the aggregate purchase price of the shares of Company common stock sold in the subscription offering and a success fee of 1.5% of the aggregate purchase price of the shares of Company common stock sold in any community offering. The management fee will be credited toward the success fee. If KBW is required or requested to provide significant services as a result of a resolicitation of subscribers, KBW will be entitled to additional compensation for such services not to exceed $30,000. In the event of a syndicated community offering, KBW will be paid a transaction fee not to exceed 6.0% of the aggregate purchase price of the shares of Company common stock sold in the syndicated community offering. The success fee for the subscription offering and any community offering will be credited against the transaction fee payable to KBW in any syndicated community offering.

In addition, KBW will receive a fee of $35,000 for records management agent services. KBW also will be reimbursed for reasonable out-of-pocket expenses, not to exceed $35,000 (which may be increased to up to $50,000 in the event of a material delay in the conversion transaction or a resolicitation), and for fees and expenses of its legal counsel, not to exceed $120,000 (which may be increased to up to $145,000 in the event of a material delay in the conversion transaction or a resolicitation). In no event shall out-of-pocket expenses, including fees and expenses of counsel, exceed $195,000.

The shares of Company common stock are being offered pursuant to a Registration Statement on Form S-1, as amended (Registration No. 333-288102), filed by the Company under the Securities Act of 1933, as amended, and declared effective on September 30, 2025.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Agency Agreement, dated September 30, 2025, by and among the Company, Hoyne Savings, MHC, Hoyne Financial Corporation, Hoyne Savings Bank and Keefe, Bruyette & Woods, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hoyne Bancorp, Inc.

Date: October 3, 2025	By:	/s/ Walter F. Healy
	Name:	Walter F. Healy
	Title	President and Chief Executive Officer